Net Revenues	12 Months Ended
Dec. 31, 2022
Net Revenues
Net Revenues

19. Net Revenues

The main business activities of Response comprise prevention, management, and emergency response to accidents involving hazardous or non-hazardous products in all modes of transportation, in addition, it provides industrial firefighters who work at customer’s facilities and has the largest and most complete training field in Latin America, training employees and clients with the most complete structure focused on emergency response and management in multimodal scenarios.

The Company promises a service to the customer at the contract, which could be stand-by to support or execute a spot service. The delivery of the service is identified as the single performance obligation in the respective contract.

The nature, amount, timing and uncertainty of Response Group net revenue and cash flows may be affected by economic factors. The economic factors that most impact Response Group net revenues and cash flow are associated with geographical areas. The following table presents net revenue disaggregated by geographical area for the periods indicated.

	December 31,	December 31,	December 31,
	2022	2021	2020
Net revenue in the domestic market (*)	534,113	210,397	156,250
Net revenue in the foreign market	1,150,783	611,806	208,034
Net revenue from services rendered	1,684,896	822,203	364,284

(*)Revenue represented by national (Brazil) clients.